                                                                   EXHIBIT 10.65

                               AMENDMENT TO LEASE
                               DECEMBER 14, 2001

AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET DATED OCTOBER 8, 1996 BETWEEN NORDHOFF INDUSTRIAL (INCORRECTLY IDENTIFIED IN THE ORIGINAL LEASE AS NORDHOFF DEVELOPMENT), AS LESSOR AND MRV COMMUNICATIONS, INC., AS LESSEE, FOR THE PROPERTY COMMONLY KNOWN AS 20415 NORDHOFF STREET, CHATSWORTH, CA.

All of the terms and conditions of the Lease shall remain in effect except for the following:

Paragraph 1.1 PARTIES: Nordhoff Industrial, A General Partnership "Lessor".

Paragraph 1.2 PREMISES: 20415 Nordhoff Street, Chatsworth, an approximately 13,300 square foot industrial building.

Paragraph 1.3 TERM: 5 years and 0 months commencing April 1, 2002 and ending March 31, 2007.

Paragraph 1.5 BASE RENT: $11,305.00 per month "Base Rent" payable on the first day of the month commencing April, 2002. Base Rent is to be adjusted annually, see RENT ADJUSTMENTS Paragraph 54 attached hereto and made a part hereof.

Paragraph 39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE: The original paragraph in the Lease is deleted.

Paragraph 50 CONDITION OF PROPERTY: The original paragraph in the Lease is deleted. Lessor, at Lessor's expense shall paint the exterior of the building and will be completed no later than February 28, 2002.

Paragraph 51 TENANT IMPROVEMENTS: The original paragraph in the Lease is deleted.

Paragraph 54 BASE RENT SCHEDULE: Base Rent is to be adjusted annually. See RENT ADJUSTMENTS Paragraph 54 attached hereto and made a part hereof.

Paragraph 56 OPTION TO EXTEND: See OPTION TO EXTEND Paragraph 56 attached hereto and made a part hereof.


LESSOR                                    LESSEE
NORDHOFF INDUSTRIAL                       MRV COMMUNICATIONS, INC.

By:  /s/ GERALD R. PELTON                 By:  /s/ NOAM LOTAN
   -----------------------------------       -----------------------------------
         Gerald R. Pelton                          Noam Lotan

Title:   General Partner                  Title:   President and Chief Executive
                                                   Officer

Date:    12/20/01                         Date:    12/20/01
     ---------------------------------         ---------------------------------
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               [AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION LOGO]

                               RENT ADJUSTMENT(S)

                            STANDARD LEASE ADDENDUM

     DATED  December 14, 2001
          ----------------------

     BY AND BETWEEN (LESSOR)  Nordhoff Industrial
                              --------------------------------------------------

                              --------------------------------------------------

                    (LESSEE)  MRV Communications, Inc.
                              --------------------------------------------------

                              --------------------------------------------------
     ADDRESS OF PREMISES:     20415 Nordhoff Street, Chatsworth, CA 91311
                              --------------------------------------------------

                              --------------------------------------------------

Paragraph 54
          --

A.   RENT ADJUSTMENTS:

     The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

[X]  I.   COST OF LIVING ADJUSTMENT(S) (COLA)

          a.   On (Fill in COLA Dates): April 1, 2003 and on each April 1st
                                        ---------------------------------------
thereafter
-------------------------------------------------------------------------------
the Base Rent shall be adjusted by the change, if any, from the Base
Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): [X] CPI W (Urban Wage Earners and Clerical Workers) or [ ] CPI U (All Urban Consumers), for (Fill in Urban Area): West Urban
                     ----------------------------------------------------------
All Items (1982-1984 = 100), herein referred to as "CPI".

          b. The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): [ ] the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or [X] (Fill in Other "Base Month"): the 12th month prior to the month in which the adjustment is to take effect. The sum so calculated shall constitute the new monthly rent* hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

*In no event shall said increase be greater than seven percent (7%) per annum or less than three percent (3%) per annum.

          c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.


                               RENT ADJUSTMENT(S)
                                  PAGE 1 OF 2





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B.   NOTICE:

     Unless specified otherwise herein, notice of any such adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.




NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOUR ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 S. FLOWER STREET, SUITE 600, LOS ANGELES, CALIF. 90017

                               RENT ADJUSTMENT(S)
                                  PAGE 2 OF 2

               [AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION LOGO]

                              OPTION(S) TO EXTEND
                            STANDARD LEASE ADDENDUM


     DATED  December 14, 2001
          ----------------------

     BY AND BETWEEN (LESSOR)  Nordhoff Industrial
                              --------------------------------------------------

                              --------------------------------------------------

                    (LESSEE)  MRV Communications, Inc.
                              --------------------------------------------------

                              --------------------------------------------------

     ADDRESS OF PREMISES:     20415 Nordhoff Street, Chatsworth, CA 91311
                              --------------------------------------------------

                              --------------------------------------------------

Paragraph 56

A.   OPTION(S) TO EXTEND:

Lessor hereby grants to Lessee the option to extend the term of this Lease for one (1) additional thirty (36) month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

          (i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least 6 but not more than 9 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

          (ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

          (iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

          (v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below: (Check Method(s) to be Used and Fill in Appropriately)

[X]  II.  MARKET RENTAL VALUE ADJUSTMENT(S) (MRV)

     a.   On (Fill in MRV Adjustment Date(s)) The commencement date of the
                                              ---------------------------------
option period.
-------------------------------------------------------------------------------
the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

          1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

               (a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or

               (b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:



                                  PAGE 1 OF 2




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               (i)   Within 15 days thereafter, Lessor and Lessee shall each
select an [ ] appraiser [X] broker ("CONSULTANT" - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

               (ii) The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

               (iii) If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

               (iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie. the one that is NOT the closest to the actual MRV.

               (v) Notwithstanding, the foregoing, if Lessee in its sole judgement is dissatisfied with the MRV, Lessee shall have the right to withdraw the exercise of its option within 20 days of Lessee's receipt of the final decision of the arbitrator. If Lessee so rescinds its exercise of the option, the term of the lease shall then expire on March 31, 2007.

          2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

     b.   Upon the establishment of each New Market Rental Value:

          1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and

          2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments, and the new base rent for the option term shall be increased annually as outlined in Paragraph 54.

B.   NOTICE:

     Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.




NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOUR ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 S. FLOWER STREET, SUITE 600, LOS ANGELES, CALIF. 90017

                                  PAGE 2 OF 2